UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 8, 2010

BMB MUNAI, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (7272) 375-125
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2010 the board of directors of BMB Munai, Inc. adopted amendments to the Company’s By-laws to expand the electronic methods for notification of members of the board of directors of special meetings of the board of directors.  Specifically, Article III, Section 8 and Article IX of the By-laws were amended to reflect these changes.  Other than the foregoing, no changes were made to the Company’s By-laws.  This description of the amendments to the By-laws is a summary only and is qualified in its entirety by reference to the  By-laws of BMB Munai, Inc. (As Amended through July 8, 2010), a copy of which is attached as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	By-laws of BMB Munai, Inc. (As Amended through July 8, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: July 13, 2010	By:	/s/ Gamal Kulumbetov
Gamal Kulumbetov
Chief Executive Officer